Exhibit 99.1

CONFIDENTIAL Symbol: ACUR September 2017 Rodman & Renshaw Conference © 2017 Acura Pharmaceuticals, Inc. All Rights Reserved

Symbol: ACUR General Caution Regarding Forward Looking Statements Certain statements in this presentation constitute “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 . Such forwarding - looking statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance, or achievements expressed or implied by such forward - looking statements . These statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties . Given these uncertainties, you should not place undue reliance on these forward - looking statements . We discuss many of these risks in greater detail in our filings with the Securities and Exchange Commission . Unless required by law, we undertake no obligation to update or revise any forward - looking statements to reflect new information or future events or developments . Forward - looking statements may include, but are not limited to: • the ability to fund, or obtain funding, for our continuing operations; • the ability to enter into future partnerships or maintain our current partnerships; • the results and timing of future development efforts, whether the FDA will accept those results and completeness of our studies, whether FDA will approve the products for marketing, and whether our technologies will actually reduce abuse if marketed ; • the ability to reformulate our lead LIMITx product candidate, including to increase blood levels with 1 or 2 tablets while maintaining its abuse deterrent effects; • the ability of our technologies, if approved, to be successfully marketed, including distribution, market acceptance, market share penetration, and the pricing and price discounts that may be offered; • exposure to infringement of patents, trademarks and other proprietary rights of third parties; and • the ability of our patents to protect our products from generic competition. 2

Symbol: ACUR Acura’s Abuse Deterrent Technology Platforms  Opioid Abuse – Oral Excessive Tablet Abuse  Exploratory Stage Development  Un - partnered  Issued US Patents to 2033  Pseudoephedrine – Conversion to Meth  Two US Marketed Nexafed® Products  License to MainPointe Pharma  Issued US Patents to 2032  Opioid Abuse – Snorting and Injection  Oxaydo ® FDA Approved with labeling  Licenses to Egalet and Kempharm  Issued US Patents to 2025 3

Symbol: ACUR • April 2015 FDA Guidance “Abuse Deterrent Opioid – Evaluation and Labeling” • Immediate - release opioids containing acetaminophen (APAP) • Predominately abused by the oral route • Addressing nasal abuse may not meaningfully reduce abuse • July 2017 Prime Therapeutics Press Release • “.. we remain concerned about overprescribing of ADF opioids, especially when they can still be used in excess quantities…” • August 2017 Investigator for the VA Center for Health Equity Research and Promotion • “ These products [current abuse deterrent opioids] do not prevent the most common form of opioid abuse — ingesting pills orally in a way that isn’t consistent with the actual prescription .” • August 2017 Dr. Scott Gottlieb, FDA Commissioner • [FDA] wants to focus on reducing the chance people get addicted in the first place 4 A Need for Oral Excessive Tablet Abuse Technologies

Symbol: ACUR LIMITx ™ Benefits (Unsolicited) As identified by o pioid prescribers 5 Source: Company Physician Focus Groups; n=8

Symbol: ACUR Illustration The LIMITx ™ Technology Product Formulation • Micro - particles containing the opioid active ingredient • Functional tablet matrix of other ingredients Oral Abuse Deterrence • Tablet matrix acts synergistically with the micro - particle ingredients to retard the release of micro - particle active ingredients when multiple tablets are ingested Nasal Abuse Deterrence • Micro - particles can not be reduced/tampered due to size • Micro - particles designed to be insoluble in the nasal environment IV Abuse Deterrence • Multi - step process is expected to be required to extract opioid for syringing 6

Symbol: ACUR OBJECTIVES #1 To provide meaningful analgesic blood levels of drug at the recommended single tablet dose #2 To reduce the peak drug levels in the blood when more than the recommended dose is ingested LIMITx ™ Technology Objectives 7 CHALLENGES #1 : Find the appropriate buffer level that allows for complete release of the drug in the micro - particle with one tablet #2 : Design a micro - particle that does not release drug in a non - acidic gastric environment x 

Symbol: ACUR • LTX - 04 – Immediate - Release Hydromorphone HCl Tablets • Fasted Pharmacokinetic Studies AP - LTX - 400 and AP - LTX - 401 • Studied 1 tablet up to 8 and 7 tablets, respectively LIMITx ™ Studies To Date 8 Formulation Tested Clinical Study Micro - particle Release Buffer Strength LTX - 04S 400 Slower (MP17) Lower LTX - 04P 400 Slower (MP17) Higher LTX - 04P3 401 Faster (MP25) Higher

Symbol: ACUR 9 Study 401 Micro - particles are much faster at pH 2 0 20 40 60 80 100 0 5 10 15 20 % HM in Solution Time (minutes) Dilaudid MP17-slower MP25-faster MP17 used in Study 400 MP25 used in Study 401 Mean fasted gastric pH is 1.3 to 2.1 In Vitro Dissolution in pH2 HCl

Symbol: ACUR 10 One Tablet LTX - 04 Dose Cmax is Consistent 0.00 0.20 0.40 0.60 0.80 1.00 1.20 1.40 Plasma Conc. Ng/mL DILAUDID LTX-04S LTX-04P Study 400 (n=8) even when the buffer strength and micro - particle release vary 0.00 0.20 0.40 0.60 0.80 1.00 1.20 1.40 Plasma Conc. Ng/mL HYMP LTX-04P3 Study 401 (n=27) - 45% - 50% - 48% Lower Higher Buffer Higher Slower Slower Micro - particle Faster

Symbol: ACUR 11 Study 401 Micro - particles Limit Release at pH 7 0 20 40 60 80 100 0 30 60 90 120 % HM in Solution Time (minutes) Dilaudid MP17-slower MP25-faster MP17 used in Study 400 MP25 used in Study 401 Mean fasted gastric pH is 1.3 to 2.1 In Vitro Dissolution in pH7 Water

Symbol: ACUR 12 Multi - Tablet LTX - 04 Dose Cmax is further reduced 0.00 0.20 0.40 0.60 0.80 1.00 1.20 1.40 Plasma Conc. Ng/mL HYMP LTX-04P3 0.00 0.20 0.40 0.60 0.80 1.00 1.20 1.40 Plasma Conc. Ng/mL DILAUDID LTX-04P Study 400 (n=8) Study 401 (n=13) 7 Tabs Normalized 8 Tabs Normalized as more buffering agent is ingested - 65% - 59% Higher Buffer Higher Slower Micro - particle Faster

Symbol: ACUR -80% -60% -40% -20% 0% Increasing Tablets [Buffer] Impact on Cmax / Tmax 13 -40% -20% 0% 20% 40% Study 400 % Change LTX - 04P versus DILAUDID Cmax by No. of Tabs T max by No. of Tabs 1 2 3 4 6 8 1 2 3 4 6 8 Gastric pH readings in Study 400 provided acid neutralization onset and duration for a 3 tablet dose. The data Indicates the duration of acid neutralization was the same for doses from 3 through 8 tablets.

Symbol: ACUR 14 Gastric Emptying Plays a Role in Delaying Drug Release 0.00 0.25 0.50 0.75 1.00 1.25 1.50 1.75 2.00 2.25 Tmax (hrs) HYMP LTX-04P3 LTX-04P3 w/ GE agent • Study 401 – 7 tablet dose • Agent introduced to increase gastric emptying time (Increase gastric retention time) Tmax is significantly increased when gastric emptying is delayed Geometric Mean

Symbol: ACUR 15 0.00 1.00 2.00 3.00 4.00 5.00 6.00 7.00 Cmax (ng/mL) HYMP LTX-04P3 LTX-04P3 w/ GE Agent • Study 401 – 7 tablet dose • Agent introduced to increase gastric emptying time (Increase gastric retention time) Despite a lengtehened Tmax with the GE Agent, Cmax for LTX - 04 remains consistent suggesting micro - particles rapidly and fully released after gastric re - acidification. Delayed LTX - 04 Tmax does not impact Cmax Geometric Mean

Symbol: ACUR • LTX - 04 (Studies 400 and 401 Conclusions) • We believe the micro - particles are working as designed: • The clinical data to date indicates we can manipulate the extent and duration of the gastric environment which controls the release and absorption of the active ingredient • The rapid release of the micro - particles upon gastric re - acidification suggests that we have excessive buffer strength in the tablets which needs to be fine tuned. • LTX - 03 (Next Steps) • Hydrocodone Bitartrate with Acetaminophen • Study AP - ADF - 300 Buffer Dose Ranging Study • Design final tablet formulation with appropriate buffer strength • Move to commercial supply for NDA clinical work LIMITx ™ Conclusions and Next Steps 16 x 

Symbol: ACUR Immediate Release Opioids Market Opportunity 2016 Addressable Market (millions) Immediate - release Opioid Reference Brand(s) TRx Tablets Dollars Price/ Tab* Hydrocodone/APAP Vicodin, Norco 88.7 5,433 888 .16 Oxycodone/APAP Percocet 35.1 2,224 841 .38 Oxycodone Roxicodone 20.1 1,775 359 .20 Tramadol Ultram 41.3 3,068 66 .02 Hydromorphone Dilaudid 3.2 253 42 .17 Morphine 1.5 129 21 .16 Oxymorphone Opana .2 21 45 2.14 Total Addressable Market 190.1 12,903 2,262 *Average - Principally generic pricing with pricing leverage for differentiated products 17

Symbol: ACUR 18 Study AP - LTX - 300 Design 56 subjects enrolled 8 Subj. 1 Norco® 8 Subj. LTX - 03 + 0 Buffer 8 Subj. LTX - 03 + 1 Buffer 8 Subj. LTX - 03 + 2x Buffer 8 Subj. LTX - 03 + 3x Buffer 8 Subj. LTX - 03 + 4x Buffer 8 Subj. LTX - 03 + 5x Buffer Norco = Hydrocodone Bitartrate/APAP 10/325mg tablet LTX - 03 = Hydrocodone MP with APAP 10/325mg dose Buffer = Buffer strength dose at a fraction of that studies in Studies 400 and 401 Doses will be over - encapsulated Parallel design – one dose visit per subject Pharmacokinetic outcomes Topline results – expected Oct . 2017

Symbol: ACUR 19 Acura’s Other Technologies Aversion® Opioid Analgesic • FDA approved ( Oxaydo ®) • Differentiated abuse deterrent label (snorting) • Oxaydo ® Licensed worldwide to Egalet Corp. • Stepped Royalties • Aversion® licensed to Kempharm for their prodrugs • Royalty Impede® Pseudoephedrine Nasal Decongestant • Nexafed® licensed to MainPointe Pharma (US/Canada) • 7.5% Royalty • Acura finishing development of PSE/ Loratadine with Impede® ®

Symbol: ACUR Acura Pharmaceuticals Summary 20

Symbol: ACUR 21 AVERSION® Immediate - Release Opioids NEXAFED® with IMPEDE® (Pseudoephedrine (PSE)) 30mg Tablets Sinus Pressure + Pain Oxaydo® (oxycodone HCl) 7 Opioid Formulations 12 Hour PSE/ Loratadine LIMITX™ Immediate - Release O pioids LTX - 04 LTX - 03 Formulation & Stability Clinical & Lab Testing NDA Submitted Approval/ Marketed Acura Product Pipeline Overview Active Development

Symbol: ACUR • Limitx™ Technology: U.S. issued patents expire 2033 • 3 U.S. patents issued • 9,101,636 - 9,320,796 - 9,662,393 • Patents issued in selected foreign jurisdictions • Aversion® Technology: U.S. issued patents expire 2023 to 2025 • 6 U.S. patents issued • US Generic market entry January 2022 • Patents issued in selected foreign jurisdictions • Impede® Technology: U.S. issued patent expires 2032 • 1 U.S. patent issued • Additional U.S. and foreign patents pending for all technologies Intellectual Property Position 22

Symbol: ACUR • Limitx™ Technology • Results from Study AP - LTX - 300 expected October 2017 • Determine commercial LTX - 03 formulation • Commence LTX - 03 NDA studies in 2018 • Evaluate LIMITx ™ for additional drug classes • Complete formulation work on PSE/ Loratadine in first half 2018 • Pursue further licensing/partnering opportunities • Sufficient cash to execute current business plan through Q1 2018 Expectations for 2017 23

CONFIDENTIAL Symbol: ACUR Acura Pharmaceuticals, Inc. 616 N. North Court, Suite 120 Palatine, IL 60067 (847) 705 - 7709 www.AcuraPharm.com